FINANCIAL SUPPLEMENT NYSE: CIM 2nd Quarter 2017

Information is unaudited, estimated and subject to change. DISCLAIMER This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the UnitedStates Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates andprojections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “goal” “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2016, and any subsequent Quarterly Reports on Form 10-Q, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: the state of credit markets and general economic conditions; changes in interest rates and the market value of our assets; the rates of default or decreased recovery on the mortgages underlying our target assets; the occurrence, extent and timing of credit losses within our portfolio; the credit risk in our underlying assets; declines in home prices; our ability to establish, adjust and maintain appropriate hedges for the risks in our portfolio; the availability and cost of our target assets; our ability to borrow to finance our assets and the associated costs; changes in the competitive landscape within our industry; our ability to manage various operational risks and costs associated with our business; interruptions in or impairments to our communications and information technology systems; our ability to acquire residential mortgage loans and successfully securitize the residential mortgage loans we acquire; our ability to oversee our third party sub- servicers; the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process; our exposure to legal and regulatory claims; legislative and regulatory actions affecting our business; the impact of new or modified government mortgage refinance or principal reduction programs; our ability to maintain our REIT qualification; and limitations imposed on our business due to our REIT status and our exempt status under the Investment Company Act of 1940. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Chimera does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Chimera’s most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Chimera or matters attributable to Chimera or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors.

Information is unaudited, estimated and subject to change. 2 PORTFOLIO COMPOSITION Residential Mortgage Credit Portfolio Agency Portfolio Total Portfolio Gross Asset Yield: 7.1% 2.7% 6.2% Financing Cost(2): 4.0% 1.5% 3.5% Net Interest Spread: 3.1% 1.2% 2.7% Net Interest Margin: 3.6% 1.3% 3.2% All data as of June 30, 2017 (1) Financing excludes unsettled trades. (2) Includes the interest incurred on interest rate swaps. Net Investment Analysis 17 16 15 14 13 12 11 10 9 8 7 6 5 4 3 2 1 0 B ill io ns $3.0 $0.6 $3.1 $3.1 $9.8 Non-Recourse (Securitization) Recourse (Repo) Recourse (Repo) Equity Equity Agency Portfolio Total Assets: 4.0 billion(1) Residential Mortgage Credit Portfolio Total Assets: 16.4 billion(1) 84% of Chimera's equity capital is allocated to mortgage credit

Information is unaudited, estimated and subject to change. 3 June 30, 2017 March 31, 2017 Total Portfolio: $20.4 billion Total Portfolio: $20.0 billion Non-Agency MBS Agency MBS Loan Portfolio 15% 20% 65% Non-Agency MBS Agency MBS Loan Portfolio 16% 20% 63% GAAP ASSET ALLOCATION(1) (1) Based on fair value. Chimera added $5.1 billion in residential mortgage loans during the first half of 2017

Information is unaudited, estimated and subject to change. 4 June 30, 2017 March 31, 2017 Total Financing: $16.0 Billion Total Financing: $16.3 Billion Agency Repurchase Agreements, RMBS Non-Agency Repurchase Agreements, RMBS Non-Recourse Debt, Securitized RMBS and Loans (2) 20% 19%61% Agency Repurchase Agreements, RMBS Non-Agency Repurchase Agreements, RMBS Non-Recourse Debt, Securitized RMBS and Loans (2) 19% 17% 64% GAAP FINANCING SOURCES (1) Leverage ratios as of June 30, 2017 (2) Consists of tranches of RMBS and loan securitizations sold to third parties. Total Leverage(1): 4.5:1 Recourse Leverage(1): 1.7:1

Information is unaudited, estimated and subject to change. 5 ($ in thousands) At Issuance / Acquisition June 30, 2017 Vintage Deal Total OriginalFace Total of Tranches Sold Total of Tranches Retained Total Remaining Face Remaining Face of Tranches Sold Remaining Face of Tranches Retained 2017 CIM 2017-5 $377,034 $75,407 $301,627 $373,435 $71,808 $301,627 2017 CIM 2017-4 830,510 710,003 120,507 787,357 667,593 119,764 2017 CIM 2017-3 2,434,640 2,113,267 321,373 2,347,519 2,024,843 322,676 2017 CIM 2017-2 331,440 248,580 82,860 320,782 237,602 83,180 2017 CIM 2017-1 526,267 368,387 157,880 497,503 339,810 157,693 2016 CIM 2016-FRE1 185,811 115,165 70,646 176,218 105,219 70,999 2016 CIM 2016-5(1) 66,171 10,000 56,171 51,719 8,205 43,514 2016 CIM 2016-4(1) 601,733 493,420 108,313 547,410 435,308 112,102 2016 CIM 2016-3 1,746,084 1,478,933 267,151 1,484,593 1,215,995 268,598 2016 CIM 2016-2 1,762,177 1,492,563 269,614 1,496,930 1,225,056 271,874 2016 CIM 2016-1 1,499,341 1,266,898 232,443 1,264,781 1,032,372 232,409 2015 CIM 2015-4AG(2) 750,647 425,000 325,647 572,219 378,691 193,528 2015 CIM 2015-3AG(3) 698,812 520,935 177,877 506,215 346,957 159,258 2015 CIM 2015-2AG(4) 330,293 276,998 53,295 230,575 183,392 47,183 2015 CIM 2015-1EC 268,731 214,985 53,746 211,572 154,879 56,693 2014 CSMC 2014-CIM1(5) 333,865 268,087 65,778 209,122 149,005 60,117 2013 SLFMT 2013-2A 1,137,308 1,134,464 2,844 761,711 477,544 284,167 2013 SLFMT 2013-3A 500,390 499,139 1,251 376,664 221,154 155,510 2012 CSMC 2012-CIM1 741,939 707,810 34,129 62,710 32,789 29,921 2012 CSMC 2012-CIM2 425,091 404,261 20,830 52,837 33,863 18,974 2012 CSMC 2012-CIM3 329,886 305,804 24,082 128,042 108,734 19,308 2008 PHHMC 2008-CIM1 619,710 549,142 70,568 50,252 36,457 13,795 TOTAL $16,497,880 $13,679,248 $2,818,632 $12,510,166 $9,487,276 $3,022,890 % of origination remaining 76%(1) Contains collateral from Springleaf 2013-1A Trust. (2) Contains collateral from Springleaf 2012-3A Trust. (3) Contains collateral from Springleaf 2012-2A Trust. (4) Contains collateral from Springleaf 2012-1A Trust. (5) Contains collateral from Springleaf 2011-1A Trust. CONSOLIDATED LOAN SECURITIZATIONS

Information is unaudited, estimated and subject to change. 6 ($ in thousands) At Issuance / Acquisition June 30, 2017 Vintage Deal Total OriginalFace Total of Tranches Sold Total of Tranches Retained Total Remaining Face Remaining Face of Tranches Sold Remaining Face of Tranches Retained 2014 CSMC 2014-4R(1) 367,271 — 367,271 228,036 — 228,036 2010 CSMC 2010-1R 1,730,581 691,630 1,038,951 553,705 4,535 549,170 2010 CSMC 2010-11R 566,571 338,809 227,762 233,491 22,437 211,054 2009 CSMC 2009-12R 1,730,698 915,566 815,132 513,073 95,092 417,981 2009 JPMRR 2009-7 1,522,474 856,935 665,539 476,156 129,522 346,634 2009 JMAC 2009-R2 281,863 192,500 89,363 83,913 27,533 56,380 TOTAL 6,199,458 2,995,440 3,204,018 2,088,374 279,119 1,809,255 % of origination remaining 34% 9% 56% CONSOLIDATED RMBS SECURITIZATIONS ▪ Re-Remic subordinate bonds have had slow prepayments considering the low interest rate environment ▪ Chimera expects the subordinate bond portfolio to have meaningful impact on earnings for the foreseeable future (1) Contains collateral from CSMC 2010-12R Trust.

Information is unaudited, estimated and subject to change. 7 Agency Securities – As of June 30, 2017 Repo Days to Maturity – As of June 30, 2017 Agency Securities – As of March 31, 2017 Repo Days to Maturity – As of March 31, 2017 Maturity PrincipalBalance Weighted Average Rate Weighted Average Days Within 30 days $2,203,298 0.95% 30 to 59 days 653,210 0.94% 60 to 89 days 192,418 1.03% 90 to 360 days 10,341 1.00% Total $3,059,267 0.95% 23 Days (1) Coupon is a weighted average for Commercial and Agency IO (2) Notional Agency IO was $3.3 billion and $3.2 billion as of June 30, 2017 and March 31, 2017 respectively. Security Type Coupon (1) Current Face Weighted Average Market Price Weighted Average CPR Agency Pass- through 3.50% $968,548 102.9 10.4 4.00% 1,153,118 105.4 14.7 4.50% 254,403 107.6 20.8 Commercial 3.6% 1,366,273 101.4 — Agency IO 0.8% N/M(2) 3.8 10.4 Total $3,742,342     Maturity PrincipalBalance Weighted Average Rate Weighted Average Days Within 30 days $2,341,691 1.13% 30 to 59 days 543,553 1.23% 60 to 89 days 264,071 1.24% 90 to 360 days — —% Total $3,149,315 1.16% 23 Days Security Type Coupon (1) Current Face Weighted Average Market Price Weighted Average CPR Agency Pass- through 3.50% $1,001,123 102.5 11.0 4.00% 1,207,431 105.1 15.3 4.50% 271,980 107.5 21.3 Commercial 3.6% 1,393,290 99.2 — Agency IO 0.8% N/M(2) 4.0 7.3 Total $3,873,824 AGENCY & REPO SUMMARY

Information is unaudited, estimated and subject to change. 8 Description ($ in thousands) - 100 Basis Points - 50 Basis Points Unchanged +50 Basis Points +100 Basis Points Agency Securities Market Value $ 4,196,357 $ 4,100,301 $ 3,994,670 $ 3,881,057 $ 3,762,632 Percentage Change 5.0% 2.6% - (2.8)% (5.8)% Swap Market Value (119,374) (58,420) - 56,624 112,516 Percentage Change (3.0)% (1.5)% - 1.4% 2.8 % Futures Market Value (35,418) (17,469) - 17,000 33,544 Percentage Change (0.9)% (0.4)% - 0.4% 0.8 % Net Gain/(Loss) $ 46,895 $ 29,742 - $ (39,989) $ (85,978) Percentage Change in Portfolio Value(1) 1.2% 0.7% - (1.0)% (2.2)% Near Term 0-3 Short Term 3-5 Medium Term 5-10 Long Term 10-30 Hedge Book Maturities 16% 38% 46% 1% INTEREST RATE SENSITIVITY Chimera reduced its Agency portfolio and added hedges during the quarter Total Notional Balance - Derivative Instruments June 30, 2017 March 31, 2017 Interest Rate Swaps 2,952,400 1,535,900 Swaptions 482,000 482,000 Futures 619,700 619,700 (1) Based on instantaneous moves in interest rates.

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